CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350

                AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James B. Frakes,  Chief Financial  Officer of NTN  Communications,  Inc. (the
"Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The accompanying quarterly report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2003 fully complies with the requirements of
     Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: August 14, 2003                       /s/ JAMES B. FRAKES
                                                         James B. Frakes,
                                                  Chief Financial Officer
                                                 NTN Communications, Inc.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report.